UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

3814 Route 44, Millbrook, NY 12545
(Address of principal executive offices) (Zip code)

Russell Kamerman, Esq.
3814 Route 44
Millbrook, NY 12545
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/21 – 6/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Explanatory Note: The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSRS (Accession No. 0001059213-21-000011) filed with the Securities and Exchange Commission on August 27, 2021 (the "Report"). The sole purpose of this Amendment is to correct a transposition of the Market Price per Share and Net Asset Value per Share in the Stock Data as of June 30, 2021 section under General Information on page 27. The remainder of Item 1 and Items 2 through 13 of the Registrant’s Form N-CSRS originally filed on August 27, 2021, are incorporated herein by reference. This Amendment should be read in conjunction with the Report. Other than the aforementioned Amendment, no other information or disclosures contained in the Report are being amended by this Form N-CSR/A.

Item 1. Report to Stockholders.

The following supplements the information contained in the Report to Stockholders for the period ended June 30, 2021 and is included on page 27 of such report:

Stock Data at June 30, 2021
Market Price per Share	$14.81
Net Asset Value per Share	$19.36
Market Price Discount to Net Asset Value	23.5%
Stock Symbol	DNIF
Net Asset Value Symbol	XDNIX
CUSIP Number	25538A204

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

September 17, 2021	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 17, 2021	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

September 17, 2021	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 17, 2021	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer